EXHIBIT

ITEM 10(ii)A(7)

Amendment to the Life Insurance Endorsement Method Split Dollar Plan Agreement

AMENDMENT

TO THE LIFE INSURANCE ENDORSEMENT

METHOD SPLIT DOLLAR PLAN AGREEMENT

This Amendment, made and entered into this 16th day of August, 2001, by and between Monterey County Bank, a Bank organized and existing under the laws of the State of California, hereinafter referred to as the, “Bank”, and Charles T. Chrietzberg, Jr., a Key Employee and Executive of the Bank, hereinafter referred to as the, “Executive”, shall effectively amend the Life Insurance Endorsement Method Split Dollar Plan Agreement as specifically set forth herein.

1.)  The following “Insurer” and the “Policy Number” shall be added to page one (1) of said agreement:

Insurer:                 Alexander Hamilton

New York Life

Jefferson Pilot

Policy Number:     8658250

56600429

JP5209671

2.)  To delete Subparagraphs VI (A) and (B) entirely and replace said Subparagraphs with the following as Subparagraph VI (A):

A.)          Upon the death of the Insured, the Insured’s beneficiary(ies), designated in accordance with Paragraph III, shall be entitled to the following amounts that correspond to the age of the Insured at the time of death, or one-hundred percent (100%) of the net-at-risk insurance portion of the life insurance proceeds of the respective policies listed hereinbelow, whichever amount is less.  The net-at-risk insurance portion is the total proceeds less the cash value of the policy.

i)                                         The amount set forth in Exhibit A-1, attached hereto and fully incorporated herein by reference, from insurance policies:

a.)            Southland Life                      0600087068

b.)           Union Central                       U200000615 and U200000513; and

c.)            Alexander Hamilton             8658250; AND

ii)                                      The amount set forth in Exhibit A-2, attached hereto and fully incorporated herein by reference, from insurance policies:

a.)            New York Life                       56600429; and

b.)           Jefferson Pilot                       JP5209671

All references in said Agreement shall be revised accordingly.

3.)                                   The following language shall be deleted from Paragraph XV: “... and, therefore, upon the death of the Insured, the Insured’s beneficiary(ies) (designated in accordance with Paragraph III) shall receive the death benefit provided herein as if the Insured had died while employed by the Bank [See Subparagraphs VI (A) and (B)].”

This Amendment shall be effective the 15th day of August, 2001.

To the extent that any paragraph, term, or provision of the January 6, 2000 agreement is not specifically amended herein, or in any other amendment thereto, said paragraph, term, or provision shall remain in full force and effect as set forth in said agreement.

IN WITNESS WHEREOF, the parties hereto acknowledge that each has carefully read this Amendment and executed the original thereof on the first day set forth hereinabove, and that, upon execution, each has received a conforming copy.

MONTEREY COUNTY BANK
Monterey, California

/s/ Dorina Chan	By:	/s/ Bruce N. Warner Sr. Vice President
Witness	Title

/s/ Dorina Chan	/s/ Charles T. Chrietzberg, Jr.
Witness	Charles T. Chrietzberg, Jr.

EXHIBIT A-1

(for Charles T. Chrietzberg, Jr.)

Age of Insured at the Time of Death	Amount of Death Benefit, or 100% of the net-at-risk, whichever amount is less
60	$1,440,000
61	1,440,000
62	1,440,000
63	1,440,000
64	1,440,000
65	1,000,000
66	1,000,000
67	1,000,000
68	1,000,000
69	1,000,000
70	1,000,000
71	1,000,000
72	1,000,000
73	1,000,000
74	1,000,000
75	1,000,000
76	1,000,000
77	1,000,000
78	1,000,000
79	1,000,000
80	1,000,000
81	1,000,000
82	1,000,000
83	1,000,000
Age 84 or older	1,000,000

Policies:	Policy Number:
1) Southland Life	0600087068
2) Union Central	U200000615
3) Union Central	U200000513
4) Alexander Hamilton	8658250

EXHIBIT A-2

(for Charles T. Chrietzberg, Jr.)

Age of Insured at the Time of Death	Amount of Death Benefit, or 100% of the net-at-risk, whichever amount is less
60	$1,500,000
61	1,500,000
62	1,500,000
63	1,500,000
64	1,500,000
65	1,500,000
66	1,500,000
67	1,494,118
68	1,491,175
69	1,486,506
70	807,157
71	750,742
72	744,984
73	731,249
74	722,617
75	713,595
76	709,537
77	695,233
78	680,565
79	673,313
80	664,438
81	654,198
82	642,120
83	628,183
Age 84 or older	612,459

Policies:	Policy Number:
1) New York Life	56600429
2) Jefferson Pilot	JP5209671